Supplement to the

Strategic Advisers®

Small-Mid Cap

Multi-Manager Fund

Class L and Class N

April 29, 2015

Prospectus

Pyramis Global Advisers, LLC (Pyramis) is now FIAM LLC (FIAM), a part of Fidelity Institutional Asset Management. As a result, all references to Pyramis in the prospectus are replaced with FIAM.

At a meeting held on December 2, 2015, the Board of Trustees approved the appointment of Arrowpoint Asset Management, LLC (Arrowpoint) as a new sub-adviser of the fund. In addition, at a meeting held on September 16, 2015, the Board of Trustees approved the appointment of AllianceBernstein L.P. (AB) as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Advisory Research, Inc. (ARI), AB, Arrowpoint, The Boston Company Asset Management, LLC (TBCAM), FIAM LLC (FIAM), Fisher Investments, Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Management LLC (Neuberger Berman), Portolan Capital Management, LLC (Portolan), RS Investment Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic).

The following information replaces the similar information under the heading “Investment Adviser” in the “Fund Summary” section on page 7.

Strategic Advisers (the Adviser) is the fund’s manager. Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), Arrowpoint Asset Management, LLC (Arrowpoint), The Boston Company Asset Management, LLC (TBCAM), FIAM LLC (FIAM), Fisher Investments, Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Management LLC (Neuberger Berman), Portolan Capital Management, LLC (Portolan), RS Investment Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic) have been retained to serve as sub-advisers for the fund. AB and FIAM have not currently been allocated a portion of the fund’s assets to manage.

The following information supplements similar information found in the “Fund Summary” section under the heading “Portfolio Manager(s)” beginning on page 7.

Chad Meade (co-manager) and Brian Schaub (co-manager) have co-managed Arrowpoint’s portion of the fund’s assets since 2015.

The following information supplements similar information for ARI found in the “Fund Summary” section under the heading “Portfolio Manager(s)” beginning on page 7.

Chris Harvey, CFA (portfolio manager) and Bruce M. Zessar, CFA (portfolio manager) have co-managed ARI’s portion of the fund’s assets since 2015.

The following information supplements existing information found in the “Fund Management” section beginning on page 25.

AB, at 1345 Avenue of the Americas, New York, NY 10105, has been retained to serve as a sub-adviser for the fund. As of July 31, 2015, AB had approximately $486 billion in discretionary assets under management. AB has not currently been allocated a portion of the fund’s assets to manage.

Arrowpoint, at 100 Fillmore Street, Suite 325, Denver, CO 80206, has been retained to serve as a sub-adviser for the fund. As of September 30, 2015, Arrowpoint had approximately $7.6 billion in discretionary assets under management. Arrowpoint provides investment advisory services for the fund.

The following information supplements the biographical information found in the “Fund Management” section beginning on page 26.

Arrowpoint

Chad Meade serves as co-manager for Arrowpoint’s portion of the fund’s assets, which he has managed since 2015. Mr. Meade, who joined Arrowpoint in 2013, has served as a Co-Portfolio Manager since September 5, 2013. Mr. Meade previously worked at Janus Capital Group where he served as Co-Portfolio Manager and Executive Vice President from July 2006 through May 2013.

Brian Schaub serves as co-manager for Arrowpoint’s portion of the fund’s assets, which he has managed since 2015. Mr. Schaub, who joined Arrowpoint in 2013, has served as a Co-Portfolio Manager since September 5, 2013. Mr. Schaub previously worked at Janus Capital Group where he served as Co-Portfolio Manager and Executive Vice President from July 2006 through May 2013.

The following information supplements the biographical information for ARI found in the “Fund Management” section on page 26.

Chris Harvey, CFA, 15 years investment experience, serves as a Managing Director. Prior to joining the firm, Chris was the Director of Research and a member of the Investment Committee at Zuckerman Investment Group.

Previous to that, Chris was a Vice President at Legg Mason Investment Counsel and senior equity analyst at William Harris Investors. Chris holds a B.A. from Clark University and an M.B.A. from the University of Chicago.

Bruce M. Zessar, CFA, 13 years of investment experience and has served as a Managing Director of the firm since 2009. He served as Vice President of ARI from 2004 to 2009. Prior to joining ARI in 2004, he served as executive vice president and general counsel of Oasis Legal Finance, LLC, a specialty finance company from 2002 to 2004. Mr. Zessar was formerly a partner in the law firm of Sidley Austin, where he practiced law from 1990 to 2002. Mr. Zessar holds an A.B. magna cum laude in Economics from Harvard University and a J.D. with distinction from Stanford Law School.

AMM-L-AMM-N-15-05	December 9, 2015
1.9585472.111